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                                                                    EXHIBIT 24.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated May 28, 1996, appearing on page 56 of The Tracker Corporation of America's Annual Report on Form 10-K for the year ended March 31, 1996.


/s/ PRICE WATERHOUSE LLP
-----------------------------
PRICE WATERHOUSE LLP

Phoenix, Arizona
October 11, 1996